UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): July 14, 2005

                             LIBERATE TECHNOLOGIES
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             (Exact name of registrant as specified in its charter)


           Delaware                   000-26565                  94-3245315
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 (State or other jurisdiction      (Commission File            (IRS Employer
       of incorporation)               Number)               Identification No.)



    2655 Campus Drive, Suite 250, San Mateo, California                94403
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       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code             (650) 645-4000
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 FR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

         On July 14, 2005, the Compensation Committee of the Board of Directors of Liberate Technologies, a Delaware corporation (the "Registrant") approved the payment of a one-time discretionary cash bonus in recognition of employment performance to nine of the Registrant's remaining employees including executives, finance and administrative staff in the aggregate amount of $1,480,000. Specifically, the Compensation Committee approved cash bonus payments to the following executive officers: $325,000 to each of David Lockwood, Chief Executive Officer, Gregory Wood, Executive Vice President and Chief Financial Officer, and Patrick Nguyen, Executive Vice President of Corporate Development, and $200,000 to Phil Vachon, President - Liberate International.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LIBERATE TECHNOLOGIES


                                          By:   /s/ Patrick Nguyen
                                               --------------------------------
                                          Name:    Patrick Nguyen
                                          Title:   Executive Vice President
                                                   of Corporate Development

Date:  July 20, 2005